UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 4, 2001


                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________


           DELAWARE                      000-29598                36-3252484
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

          501 W. NORTH AVENUE                                       60160
         MELROSE PARK, ILLINOIS                                   (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     (a) On October 4, 2001, Midwest Banc Holdings, Inc. (the "Company") announced that its Board of Directors approved a stock repurchase program authorizing the purchase of up to 50,000 shares of the Company's common stock, from time to time, in open market or privately negotiated transactions. The shares authorized to be repurchased represent less than 0.5% of the Company's currently outstanding common shares. Shares repurchased would be available for issuance under the Company's stock option plan and for other general corporate purposes.

     Attached as Exhibit 99.1 is a copy of the press release relating to the Company's stock repurchase program, which is incorporated herein by reference.




ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated October 4, 2001.

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

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST BANC HOLDINGS, INC.


Date:  October 4, 2001                  By: /s/ Brad A. Luecke
                                           -----------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer

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

                                INDEX TO EXHIBITS
                                -----------------

 Exhibit
 -------

  99.1      Press Release dated October 4, 2001.

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